EXHIBIT 32.1


                    CERTIFICATION PURSUANT TO 18 U.S.C. 1350
     AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Quarterly Report on Form 10-QSB for the fiscal quarter ended June 30, 2004 (the "Report") of Community National Bancorporation (the "Registrant"), as filed with the Securities and Exchange Commission on the date hereof, each of the undersigned officers of the of the Registrant hereby certify, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  August 16, 2004                By:  /s/Theron G. Reed
                                           --------------------------------
                                           Theron G. Reed
                                           President and Chief Executive Officer


                                      By:  /s/W. Paul Gephart
                                           -------------------------------
                                           W. Paul Gephart
                                           Chief Financial Officer